Fees Summary	Sep. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,762,712,316.75
Previously Paid Amount	0.00
Total Fee Amount	269,872.00
Total Offset Amount	0.00
Net Fee	$ 269,872.00
Final Prospectus	false